UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2006

DreamWorks Animation SKG, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32337	68-0589190
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Flower Street, Glendale, California		91201
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (818) 695-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 15, 2005, DreamWorks Animation SKG, Inc. (the “Company”) filed a Current Report on Form 8-K (the “December 2005 Form 8-K”) to report that it had entered into a distribution agreement dated December 9, 2005, with Paramount Pictures Corporation (“Paramount”), and that its wholly-owned subsidiary, DreamWorks Animation Home Entertainment, L.L.C. (“DreamWorks Animation Home Entertainment”), had entered into a fulfillment services agreement dated December 9, 2005, with Paramount Home Entertainment, Inc. (“Paramount Home Entertainment”). The distribution agreement and the fulfillment services agreement (the “Prior Agreements”) were entered into in connection with Paramount’s agreement to acquire (the “Acquisition”) DreamWorks L.L.C. (“DreamWorks Studios”), and were to become effective upon the closing of the Acquisition. For a description of the Prior Agreements, please see Item 1.01 of the December 2005 Form 8-K. The description of the Prior Agreements (but not the exhibits) disclosed in Item 1.01 of the December 2005 Form 8-K is incorporated by reference herein.

In connection with the closing of the Acquisition, on January 31, 2006, the parties terminated and restated the Prior Agreements (which had not yet become effective) by entering into a new distribution agreement (the “Distribution Agreement”), and a new fulfillment services agreement (the “Fulfillment Services Agreement”), in each case adding Viacom Overseas Holdings C.V., an affiliate of Paramount (“Viacom Overseas”), as a party thereto. The Distribution Agreement and Fulfillment Services Agreement are substantially similar in all material terms to the Prior Agreements as described in the December 2005 Form 8-K, except that Viacom Overseas will act as the Company’s distributor and fulfillment services provider outside of the United States and Canada in the place of Paramount and Paramount Home Entertainment, respectively. Paramount and Paramount Home Entertainment will continue to provide United States and Canadian distribution and fulfillment services, respectively, under the Distribution Agreement and Fulfillment Services Agreements.

The foregoing description of the Distribution Agreement and the Fulfillment Services Agreements is qualified in its entirety by reference to the Distribution Agreement and Fulfillment Services Agreement, which are attached as Exhibit 10.1 and Exhibit 10.2, respectively, to this Form 8-K and are incorporated herein by reference.

Amendments to Holdco and Formation Agreements

In connection the closing of the Acquisition, the Formation Agreement, the Registration Rights Agreement and the Limited Liability Limited Partnership Agreement of DWA Escrow LLLP (the “Holdco Partnership Agreement”) (each dated as of October 27, 2004 and filed as Exhibits 10.2, 4.3 and 10.24, respectively, to the Company’s 10-K for fiscal 2004) were amended to admit an affiliate of Paramount as a limited partner of DWA Escrow LLLP and to grant such affiliate the rights under such agreements as were previously held by Vivendi Universal Entertainment LLLP (“Vivendi Universal”).

The foregoing description of the amendments to the Holdco Partnership Agreement, Registration Rights Agreement and Formation Agreement is qualified in its entirety by reference to the full text of such amendments, which is incorporated herein by reference. The Company will file a copy of the amendment to the Holdco Agreement, the Registration Rights Agreement and the Formation Agreement as an exhibit to the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2005.

Amendment to Services Agreement

On January 31, 2006, the Company and DreamWorks Studios entered into a letter amendment (the “Letter Amendment”) amending the terms of the parties’ services agreement dated as of October 7, 2004 (the “Services Agreement”). Under the terms of the Letter Agreement, the parties agreed to terminate certain services under the Services Agreement as of January 31, 2006. In addition, DreamWorks Studios agreed to continue to provide the Company with certain benefit, payroll, information technology, and tax services for periods of up to approximately five months. The Company agreed to provide DreamWorks Studios with information technology equipment procurement services through June 2006.

The foregoing description of the Letter Amendment is qualified in its entirety by reference to the Letter Amendment, which is incorporated herein by reference. The Company will file a copy of the Letter Amendment as an exhibit to the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2005.

ITEM 1.02	TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

With respect to the termination of the Prior Agreements, please see the information set forth under “Item 1.01 Entry into a Material Definitive Agreement,” which is incorporated by reference into this Item 1.02.

In connection with the closing of the Acquisition, the rights and obligations of the Company, DreamWorks Studios and Vivendi Universal under the following agreements were terminated, in each case except as described below:

•	Interparty Agreement, dated as of October 7, 2004, by and among the Company, DreamWorks Studios and Vivendi Universal (the “Interparty Agreement”);

•	Distribution Agreement, dated as of October 7, 2004, by and among the Company and DreamWorks Studios, as amended; and

•	Amended and Restated Master Agreement, dated as of October 31, 2003, by and among DreamWorks Studios, Vivendi Universal and Universal Studios, Inc. (an affiliate of Vivendi Universal), including Exhibits A, B and D thereof (the “DW/Universal Master Agreement”).

The termination of the rights and obligations of the parties under the agreements described above was effective as of January 31, 2006, and, in connection therewith, the Company made a payment of $75,557,363 to Vivendi Universal as a repayment of existing indebtedness to Vivendi Universal. The Company used the $75 million signing bonus it received from Viacom Overseas under the Distribution Agreement towards the repayment of the Company’s existing indebtedness to Vivendi Universal.

To provide for an orderly transition of distribution and fulfillment services of the Company’s films from DreamWorks Studios, Vivendi Universal and its affiliates to Paramount, Paramount Home Entertainment and Viacom Overseas, the parties also agreed that Vivendi Universal would continue providing fulfillment and other services for the Company’s home video releases for those films theatrically released by the Company before February 1, 2006 for a transition period of approximately four months in the United States and Canada and for a transition period of up to six months outside of the United States and Canada.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits:

Exhibit No.	Description

10.1†	Distribution Agreement among DreamWorks Animation SKG, Inc., Paramount Pictures Corporation, DreamWorks L.L.C. and Viacom Overseas Holdings C.V. dated as of January 31, 2006.

10.2†	Fulfillment Services Agreement among DreamWorks Animation Home Entertainment, L.L.C., Paramount Home Entertainment, Inc. and Viacom Overseas Holdings C.V. dated as of January 31, 2006.

†	Confidential treatment has been requested by DreamWorks Animation SKG, Inc. with respect to the redacted portions of this agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DreamWorks Animation SKG, Inc.

Date: February 6, 2006	By:	/s/ KRISTINA M. LESLIE
Kristina M. Leslie Chief Financial Officer

EXHIBIT LIST

Exhibit No.	Description

10.1†	Distribution Agreement among DreamWorks Animation SKG, Inc., Paramount Pictures Corporation, DreamWorks L.L.C. and Viacom Overseas Holdings C.V. dated as of January 31, 2006.

10.2†	Fulfillment Services Agreement among DreamWorks Animation Home Entertainment, L.L.C., Paramount Home Entertainment, Inc. and Viacom Overseas Holdings C.V. dated as of January 31, 2006.

†	Confidential treatment has been requested by DreamWorks Animation SKG, Inc. with respect to the redacted portions of this agreement.

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